UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 27, 2014

WESTERN GAS EQUITY PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35753	46-0967367
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1201 Lake Robbins Drive
The Woodlands, Texas 77380-1046
(Address of principal executive offices) (Zip Code)
(832) 636-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 3, 2014, our consolidated subsidiary, Western Gas Partners, LP (“WES”) acquired a 20% interest in Texas Express Pipeline LLC and Texas Express Gathering LLC, and a 33.33% interest in Front Range Pipeline LLC, pursuant to the terms and conditions of a Contribution Agreement, dated February 27, 2014, among WGR Asset Holding Company, LLC and APC Midstream Holdings, LLC, and WES, Western Gas Operating, LLC and WGR Operating, LP and, for certain limited purposes, Anadarko Petroleum Corporation (“Anadarko”). The interests acquired are referred to as the “TEFR Interests” and the acquisition as the “TEFR Interests acquisition.” The consideration paid by WES for the TEFR Interests consisted of $356.3 million in cash and 308,490 common units of WES.
Because WGP owns and controls WES’s general partner, and WGP’s general partner is owned and controlled by Anadarko, WES’s acquisition of the TEFR Interests is considered a transfer of net assets between entities under common control. As such, WGP, by virtue of its consolidation of WES, is required to recast its financial statements to include the activities of the TEFR Interests as of the date of common control. Exhibits 12.1, 99.1, 99.2, and 99.3 included in this Current Report on Form 8-K give retroactive effect to WES’s acquisition of the TEFR Interests as if the TEFR Interests had been owned from 2011 when Anadarko made its initial investment in the respective businesses.
WGP’s Form 10-K for the year ended December 31, 2013 (the “2013 Form 10-K”), as filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 28, 2014, is hereby recast by this Current Report on Form 8-K as follows:

•	the Computation of Ratio of Earnings to Fixed Charges of WGP included herein on Exhibit 12.1 supersedes Exhibit 12.1 filed under Part IV, Item 15 of the 2013 Form 10-K;

•	the Selected Financial and Operating Data of WGP included herein on Exhibit 99.1 supersedes Part II, Item 6 of the 2013 Form 10-K;

•	the Management’s Discussion and Analysis of Financial Condition and Results of Operations of WGP included herein on Exhibit 99.2 supersedes Part II, Item 7 of the 2013 Form 10-K; and

•
the Financial Statements and Supplementary Data of WGP included herein on Exhibit 99.3 supersedes Part II, Item 8 of the 2013 Form 10-K, except for the Report of Management, Management’s Assessment of Internal Control over Financial Reporting and the Report of Independent Registered Public Accounting Firm with regard to internal control over financial reporting, included at pages 116 and 117 of the 2013 Form 10-K, respectively, which are not impacted by this Current Report on Form 8-K.

There have been no revisions or updates to any other sections of the 2013 Form 10-K other than the revisions noted above. This Current Report on Form 8-K should be read in conjunction with the 2013 Form 10-K, and any references herein to Items 6, 7 and 8 under Part II of the 2013 Form 10-K refer to Exhibits 99.1, 99.2, and 99.3, respectively. As of the date of this Current Report on Form 8-K, future references to WGP’s historical financial statements should be made to this Current Report as well as future quarterly and annual reports on Forms 10-Q and Form 10-K, respectively.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

	12.1	Computation of Ratio of Earnings to Fixed Charges.

	23.1	Consent of KPMG LLP.

	99.1	Selected Financial and Operating Data.

	99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

	99.3	Financial Statements and Supplementary Data.

	101.INS	XBRL Instance Document.

	101.SCH	XBRL Schema Document.

	101.CAL	XBRL Calculation Linkbase Document.

	101.LAB	XBRL Label Linkbase Document.

	101.PRE	XBRL Presentation Linkbase Document.

	101.DEF	XBRL Definition Linkbase Document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN GAS EQUITY PARTNERS, LP

		By:	Western Gas Equity Holdings, LLC, its general partner

Dated:	August 27, 2014	By:	/s/ Donald R. Sinclair
Donald R. Sinclair President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title

12.1*	Computation of Ratio of Earnings to Fixed Charges.

23.1*	Consent of KPMG LLP.

99.1*	Selected Financial and Operating Data.

99.2*	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.3*	Financial Statements and Supplementary Data.

101.INS**	XBRL Instance Document.

101.SCH**	XBRL Schema Document.

101.CAL**	XBRL Calculation Linkbase Document.

101.LAB**	XBRL Label Linkbase Document.

101.PRE**	XBRL Presentation Linkbase Document.

101.DEF**	XBRL Definition Linkbase Document.

*	Filed herewith

**	Furnished herewith